Exhibit 10.1.2

AMENDMENT NO. 1 TO

LICENSE AGREEMENT

THIS AMENDMENT NO. 1 TO LICENSE AGREEMENT (the “Amendment”) is entered into effective November 3, 2010 (the “Amendment Effective”) by and between Intra-Cellular Therapies, Inc. (“ITI”), a Delaware corporation having offices at Audubon Biomedical Science and Technology Park, 3960 Broadway, New York, NY 10032 and Bristol-Myers Squibb Company (“BMS”), a Delaware corporation having offices at Route 206 and Province Line Road, Princeton, NJ 08543-4000.

WHEREAS, ITI and BMS entered into that certain License Agreement effective May 31, 2005 (the “Agreement”) under which BMS granted to ITI certain exclusive license rights with respect to certain compounds, including compounds comprising ITI’s ITI-007 program; and

WHEREAS, BMS and ITI desire to amend the Agreement as set forth in this Amendment.

NOW, THEREFORE, the Parties hereby agree as follows.

1. The terms in this Amendment with initial letters capitalized shall have the meaning set forth in this Amendment and if not defined in this Amendment shall have the meaning set forth in the Agreement.

2. The Parties hereby amend the Agreement (i) to delete the requirement that ITI complete a Qualified Study before pursuing any License with a Third Party and (ii) to delete Article 3 of the Agreement (BMS’ right of negotiation) so as to delete BMS’ rights and ITI’s obligations under such Article 3 of the Agreement. Accordingly, Section 2.3.1 of the Agreement shall be deleted in its entirety.

3. This Amendment shall not amend or modify the covenants, terms, conditions, rights and obligations of the Parties under the Agreement, except as specifically set forth herein. The Agreement shall continue in full force and effect in accordance with its terms as amended by this Amendment.

4. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, and may be executed and delivered through the email of pdf copies of the executed Amendment.

*** signature page follows ***

IN WITNESS WHEREOF, the Parties, intending to be legally bound hereby, have caused their duly authorized representatives to execute this Amendment as of the Amendment Effective Date.

INTRA-CELLULAR THERAPIES, INC.

By:	/s/ Sharon Mates

Name:	Sharon Mates

Title:	CEO and Chairman

BRISTOL-MEYERS SQUIB COMPANY

By:	/s/ Karen LaRochelle

Name:	Karen LaRochelle

Title:	EXEC DIR, STG